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                                                                 EXHIBIT 10.14


                FIRST AMENDMENT TO AGREEMENT RE EFFECTIVENESS AND
                      CANCELLATION OF AGREEMENT FOR OPTION

         This FIRST AMENDMENT TO AGREEMENT RE EFFECTIVENESS AND CANCELLATION OF AGREEMENT FOR OPTION (the "FIRST AMENDMENT TO EFFECTIVENESS AGREEMENT") is made and entered into as of this 15th day of March 2000, by and between 3333 Hillview Associates, LLC, a Delaware limited liability company ("ASSOCIATES"), Watkins-Johnson Company, a California corporation ("WJ"), with reference to the following facts and circumstances:

                                    RECITALS

         A. Associates requested that WJ execute and deliver that certain AGREEMENT FOR OPTION TO AMEND SUBLEASE, AMENDMENT OF SUBLEASE AND JOINT ESCROW INSTRUCTIONS, dated as of March 6, 2000 (the "OPTION AGREEMENT") and that certain Long Term Amendment to Lease (as defined in the Option Agreement);

         B. Associates and WJ entered into that certain Agreement Re Effectiveness And Cancellation Of Agreement For Option, dated as of March 8, 2000 ("ORIGINAL EFFECTIVENESS AGREEMENT"), pursuant to which the Associates and WJ agreed that the Option Agreement and the Long Term Amendment to Lease would cease to be effective unless WJ notified Associates in writing (the "EFFECTIVENESS NOTICE") that it had entered into a binding lease for a building or buildings in which WJ may conduct its business on or before March 15, 2000.

         C. Associates and WJ desire to extend the date on or before which WJ shall deliver to Associates the Effectiveness Notice under the Effectiveness Agreement from March 15, 2000 to March 22, 2000.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, WJ, Associates and Morrco hereby agree as follows:

         1. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Original Effectiveness Agreement.

         2. The Original Effectiveness Agreement is hereby amended by deleting the date "March 15, 2000" wherever it appears in the Original Effectiveness Agreement and substituting therefor the date "March 22, 2000."

         3. Except as modified by this First Amendment to Effectiveness Agreement, the Original Effectiveness Agreement shall remain in full force and effect, without modification or impairment.


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         4. This Agreement may be executed in counterparts, each of which when taken together shall constitute but one agreement.

         IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first above written.

                                     3333 HILLVIEW ASSOCIATES, LLC, a
                                     Delaware limited liability company

                                     By:  JD Palo Alto Group, L.L.C.,
                                     a Delaware limited liability company,
                                     Manager

                                         By:
                                            ----------------------------------

                                         Its:  MANAGER
                                             ---------------------------------

                                     WATKINS-JOHNSON COMPANY,

                                     a California corporation

                                     By:
                                        --------------------------------------

                                     Its:
                                         -------------------------------------


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